AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is made as of September 22, 2000, by and among EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation (the "Company"), and Robert Ard, an individual ("Executive").


                                    RECITALS:


         WHEREAS, on May 16, 2000, Company and Executive entered into that certain Employment Agreement, a copy of which is attached hereto as Annex I (the "Employment Agreement"); and

         WHEREAS, Company and Executive desire to amend the Employment Agreement as provided in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Company and Executive agree as follows:

     1. Definition of "Gross Income." Section 1(n) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

          "(n) "Gross Income" shall mean the Executive's current calendar year targeted compensation (base salary plus cash bonus), plus any other compensation payable to the Executive by the Company for the same period, whether taxable or non-taxable;

     2. Termination Payment. Sections 13(a)-(c) of the Employment Agreement are hereby deleted in their entirety and replaced with the following:

          "(a) If the Executive's employment is terminated as a result of death or disability, the lump sum Termination Payment payable to the Executive shall be equal to the Executive's Gross Income. The Company will pay the full medical, dental and vision premiums for continuation coverage under COBRA for the Executive and dependents who qualify for continuation coverage under COBRA for one year following the Termination Date.

          (b) If the Executive's employment is terminated by the Executive for Good Reason or by the Company for any reason other than death, disability or Cause, the Termination Payment payable to the Executive by the Company or an affiliate of the Company shall be equal to the Executive's Gross Income. The Company will pay the full medical, dental and vision premiums for continuation coverage under COBRA for the Executive and dependents who qualify for continuation coverage under COBRA for one year following the Termination Date

          (c) If, during a Change of Control Period, the Executive's employment is terminated by the Executive for Good Reason or by the Company for any reason other than death, Disability, or Cause, the Termination Payment payable to the Executive by the Company or an affiliate of the Company shall be two (2.0) times the Executive's Gross Income. The
          Company will pay the full medical, dental and vision premiums for continuation coverage under COBRA and, after expiration of the COBRA continuation period, for conversion coverage for the Executive and dependents who qualify for continuation coverage under COBRA for two
          (2) years following the Termination Date."

     3. No Other Amendment. Except as expressly amended pursuant to this Amendment, the terms of the Employment Agreement shall remain in full force and effect.

     4.   Counterparts.   This   Amendment  may  be  executed  in  one  or  more
          counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the Company Executive have executed and delivered this Amendment as of the day and year first above written.

                                   EVANS & SUTHERLAND COMPUTER
                                   CORPORATION
                                   a Utah corporation



                                   /s/ James R. Oyler
                                   -----------------------
                                   James R. Oyler
                                   President and CEO


                                   Robert Ard
                                   an individual



                                   /s/ Robert Ard
                                   -----------------------
                                   Robert Ard

                                     ANNEX I

                              Employment Agreement